                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 4, 2002



                            AVAILENT FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 0-02252                              313-1976670
     (State of other jurisdiction                (Commission File No.)              (IRS Employer Identification
           of incorporation)                                                                   Number)


       2720 STEMMONS FREEWAY, SOUTH TOWER, SUITE 600, DALLAS, TEXAS 75207
               (Address of principal executive offices) (Zip Code)

                                 (214) 637-2972
              (Registrant's telephone number, including area code)


                         SEACREST INDUSTRIES CORPORATION
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

         (a) General. On December 4, 2002, the stockholders of Availent Financial, Inc., a Texas corporation ("Availent-Texas"), including, without limitation, Patrick A. McGeeney, a director and President of Availent Financial, Inc., a Delaware corporation formerly named SeaCrest Industries Corporation (the "Corporation") and Availent-Texas, and Michael L. Banes, a director of the Corporation and Availent-Texas, acquired control of the Corporation using all of the issued and outstanding shares, par value $0.01 per share, of common stock of Availent-Texas ("Availent-Texas Common Stock") owned and held by such stockholders as consideration and in exchange for 54,000,000 newly issued shares of common stock, par value $0.01 per share, of the Corporation ("Common Stock"), or approximately 89.64% of the issued and outstanding shares of Common Stock, pursuant to that certain Third Amended and Restated Agreement and Plan of Reorganization, dated March 1, 2002, by and between the Corporation and Availent-Texas (the "Reorganization Agreement").

         In connection with and pursuant to the Reorganization Agreement, Availent-Texas merged with and into the Corporation (the "Merger"), with the Corporation as the surviving corporation of the Merger, effective as of December 4, 2002 (the "Effective Date"). In connection with the Merger and pursuant to the Reorganization Agreement, the Corporation issued an aggregate of 54,000,000 shares of Common Stock to the stockholders of Availent-Texas in exchange for all of the issued and outstanding shares of Availent-Texas Common Stock. Each stockholder of Availent-Texas received 74.88673 shares of Common Stock for every one share of Availent-Texas Common Stock owned and held by such stockholder. Immediately after the Effective Date, 60,242,344 shares of Common Stock were issued and outstanding and the holders of Availent-Texas Common Stock issued and outstanding immediately prior to the Effective Date (the "New Stockholders") owned 54,000,000 (or approximately 89.64%) and the holders of shares of Common Stock issued and outstanding immediately prior to the Effective Date (the "Old Stockholders") owned 6,242,344 (or approximately 10.36%) of the issued and outstanding shares of Common Stock. There are no arrangements or understandings between any New Stockholders and any Old Stockholders or any associates of any of the foregoing with respect to the election of directors or any other matters, except as contemplated by the Reorganization Agreement.

         (b) Security Ownership of Certain Beneficial Owners and Management. The following table sets forth information regarding the approximate beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of shares of Common Stock, as of December 5, 2002, of the directors and officers of the Corporation, the directors and executive officers of the Corporation as a group, and each holder of shares of Common Stock known by the Corporation to beneficially own five percent (5%) or more of the issued and outstanding shares of Common Stock.

         The Corporation has relied, in connection with the preparation of the following table and the calculation of beneficial ownership, upon information furnished by each director, executive officer, and 5% or more stockholder of the Corporation included in the following table, with respect to the beneficial ownership of such director, executive officer, and 5% or more stockholder of the Corporation. Unless otherwise indicated, the mailing address for each director, executive officer, or stockholder of the Corporation included in the following table is c/o Availent Financial, Inc., 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, Texas 75207.

         Beneficial ownership in the following table has been calculated based on the number of issued and outstanding shares as of December 5, 2002 (excluding shares of Common Stock held by or for the account of the Corporation or its subsidiaries plus securities deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act) and determined in accordance with the rules of the Securities and Exchange

Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes, without limitation, shares of common stock issuable pursuant to the exercise of options or warrants that are immediately exercisable or exercisable within sixty (60) days of the date of determination of beneficial ownership. Such shares of common stock are deemed to be outstanding and to be beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons included in the following table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                                          NUMBER OF SHARES        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER:                                    BENEFICIALLY OWNED          TOTAL
-------------------------------------                                    ------------------       ----------
                               DIRECTORS AND EXECUTIVE OFFICERS:
Patrick A. McGeeney (1)                                                       20,693,852             23.3%
Michael L. Banes (2)                                                          16,849,515             19.0%
Woody Conradt                                                                          0              0.0%
All directors and officers as a group (3 persons)......                       37,543,367             42.4%
                                          OTHER 5% STOCKHOLDERS:
Jerry L. Armstrong (3)                                                         7,037,443              7.9%
C. M. Ball (4)
17846 Tacoma Circle
Villa Park, CA 92681...................................                        7,252,500              8.2%
Consolidated American Energy Resources, Inc.
12015 De Or Drive
Dallas, Texas 75230                                                            7,087,335              8.0%
Consolidated American Financial Services Group, L.C.C.
12015 De Or Drive
Dallas, Texas 75230                                                            7,087,335              8.0%
Meadow Holdings Corp.
59 Terapin Street
Mastic, New York 11950                                                         7,087,335              8.0%
S.O.S. Resource Services
403 East Main Street
Port Jefferson, New York 11777                                                 7,087,335              8.0%

----------

(1) Includes (a) 3,744,337 (4.2%) shares of Common Stock held by Michele McGeeney, the spouse of Mr. McGeeney, of which Mr. McGeeney disclaims beneficial ownership, (b) presently exercisable warrants to purchase 100,000 (0.1%) shares of Common Stock held by Ms. McGeeney, of which Mr. McGeeney disclaims beneficial ownership, and (c) 16,849,515 (19.0%) shares of Common Stock held by Mr. McGeeney and pledged by Mr. McGeeney to Bergstrom Investment Management L.L.C. ("BIM") to secure indebtedness in the aggregate amount of $280,000 owed by the Corporation to BIM.

(2) Includes 16,849,515 (19.0%) shares of Common Stock held by Mr. Banes and pledged by Mr. Banes to BIM to secure indebtedness in the aggregate amount of $280,000 owed by the Corporation to BIM.

(3) Includes presently exercisable warrants to purchase 37,443 (less than 1%) shares of Common Stock held by Mr. Armstrong.

(4) Includes 252,500 (0.3%) shares of Common Stock held by Mr. Ball and pledged by Mr. Ball to BIM to secure indebtedness in the aggregate amount of $500,000 owed by the Corporation to BIM.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         (a) General. The Merger shall have the effect set forth in the General Corporation Law of the State of Delaware (the "DGCL"). Without limiting the foregoing, the corporate existence of the Corporation, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger and, as the surviving corporation of the Merger, the Corporation shall be governed by the laws of the State of Delaware and shall succeed to all rights, assets, liabilities, properties, privileges, powers, franchises, and obligations of Availent-Texas in accordance with the laws of the State of Delaware all with the effect that any and all subsidiaries (wholly owned or otherwise) of Availent-Texas shall become subsidiaries of the Corporation. As of the Effective Date, any and all outstanding options, warrants, and other rights to purchase any shares, or with respect to any shares, of the capital stock of Availent-Texas were exchanged for similar rights to purchase shares, or with respect to shares, of capital stock of the Corporation in accordance with and pursuant to the DGCL and the Reorganization Agreement. The Reorganization Agreement contains various representations and warranties and pre-closing and post-closing covenants customary for merger transactions of this type. The officers and directors of the Corporation are identical to the officers and directors of the Corporation prior to the Effective Date.

         (b) Nature of Business. Immediately prior to the Effective Date, Availent-Texas was principally engaged, and the assets of Availent-Texas were used, in the business, and for the purpose, of originating single-family residential mortgage loans through Availent Mortgage, Inc., an operating subsidiary of Availent-Texas ("Availent Mortgage"). As of and immediately after the Effective Date, the Corporation conducted, and intended to use the assets acquired to continue, the former business and operations of Availent-Texas through Availent Mortgage.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. The financial statements required by Item 7 of Form 8-K are not included in this initial report and will be filed by amendment to this initial report on Form 8-K not later than February 17, 2003.

         (b) Pro Forma Financial Information. The pro forma financial information required by Item 7 of Form 8-K are not included in this initial report and will be filed by amendment to this initial report on Form 8-K not later than February 17, 2003.

         (c) Exhibits.

Exhibit No.       Description

2.1 Third Amended and Restated Agreement and Plan of Reorganization, dated March 1, 2002, by and between Availent Financial, Inc., a Delaware corporation formerly named SeaCrest Industries Corporation, and Availent Financial, Inc., a Texas corporation (filed as Appendix A to the Definitive Information Statement on Schedule 14C of the Corporation dated November 14, 2002, filed with the Securities and Exchange Commission as of November 14, 2002, and incorporated herein by reference)

4.1 Certificate of Amendment, dated December 4, 2002, filed with the State of Delaware on December 4, 2002

99.1 Certificate of Merger, dated December 4, 2002, filed with the State of Delaware

99.2              Articles of Merger, dated December 4, 2002, filed with the
                  State of Texas

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 19, 2002.                    Availent Financial, Inc.


                                             By:    /s/ WOODY CONRADT
                                                    ----------------------------
                                             Name:  Woody Conradt
                                             Title: Chief Financial Officer

                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

2.1               Third Amended and Restated Agreement and Plan of
                  Reorganization, dated March 1, 2002, by and between Availent
                  Financial, Inc., a Delaware corporation formerly named
                  SeaCrest Industries Corporation, and Availent Financial, Inc., a Texas corporation (filed as Appendix A to the Definitive
                  Information Statement on Schedule 14C of the Corporation dated
                  November 14, 2002, filed with the Securities and Exchange
                  Commission as of November 14, 2002, and incorporated herein by reference)

4.1 Certificate of Amendment, dated December 4, 2002, filed with the State of Delaware on December 4, 2002

99.1              Certificate of Merger, dated December 4, 2002, filed with the
                  State of Delaware

99.2              Articles of Merger, dated December 4, 2002, filed with the
                  State of Texas